March 14, 2007




Dear Fellow Stockholder:

        We invite you to join us for the Annual Meeting of Stockholders of National Bankshares, Inc. on Tuesday, April 10, 2007, at 3:00 p.m. The Annual Meeting will be held at the Custom Catering Center at 902 Patrick Henry Drive, at the intersection of North Main Street in Blacksburg, Virginia. A map and directions to Custom Catering are on the reverse of this letter.

        The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. We will be electing your directors, and we will report on the operations of Bankshares. As you review this year's Proxy Statement, you will notice several new charts and disclosures. You may be aware that these changes in reporting were mandated by the United States Securities and Exchange Commission and that they apply to all larger American companies. If you have questions about the new charts, I encourage you to contact me.

        YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, I urge you to please sign, date and return the Proxy in the enclosed postage-paid envelope. Please return the Proxy as soon as possible, even if you now plan to attend the Annual Meeting. This will not prevent you from voting in person, but it will insure that your vote is counted if you are unable to attend the meeting.

        Thank you for your interest and investment in National Bankshares, Inc.

                                   Sincerely,

                                   /s/ James G. Rakes
                                   --------------------------------
                                   James G. Rakes
                                   Chairman
                                   President and Chief Executive Officer

[Map and Directions to Cutom Catering Canter - GRAPHIC OMITTED]

                  NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS





To the Stockholders of National Bankshares, Inc.:

        This is your notice that the 2007 Annual Meeting of Stockholders of National Bankshares, Inc. ("Bankshares") will be held at the Custom Catering Center at 902 Patrick Henry Drive, at the intersection of North Main Street in Blacksburg, Virginia, on Tuesday, April 10, 2007, at 3:00 p.m. The Meeting is for the purpose of considering and acting upon:

1.      The election of three Class 2 directors for a term of three years each.
2. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

            NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

        Only stockholders of record at the close of business on March 1, 2007 are entitled to receive notice of and to vote at the Meeting, or at any adjournments of the Meeting.

        Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters proposed to be acted upon at the Meeting.

        To assure that your shares are represented at the meeting, please complete, date, sign and mail promptly the enclosed proxy, for which a return envelope is provided. The proxy will not be used if you attend and vote in person at the meeting. You may revoke your proxy prior to actual voting of the proxy.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Marilyn B. Buhyoff
                                        -----------------------------------
                                        Marilyn B. Buhyoff
                                        Secretary and Counsel
Blacksburg, Virginia
March 14, 2007

                                 PROXY STATEMENT
                                       OF
                            NATIONAL BANKSHARES, INC.
                               101 HUBBARD STREET
                              BLACKSBURG, VA 24060
                                 P.O. BOX 90002
                            BLACKSBURG, VA 24062-9002
                                  540/951-6300
                           www.nationalbankshares.com
                                 --------------
                         ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, APRIL 10, 2007

            This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of National Bankshares, Inc. ("NBI", "Bankshares" or the "Company") to be used at the 2007 Annual Meeting of Stockholders to be held at the Custom Catering Center at 902 Patrick Henry Drive, at the intersection of North Main Street, Blacksburg, Virginia, at 3:00 p.m., on Tuesday, April 10, 2007, and at any adjournments of the Meeting. The approximate mailing date of the Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy is March 14, 2007.

                              REVOCATION OF PROXIES

            Stockholders who execute proxies retain the right to revoke them at any time prior to the actual voting of the proxies. Proxies may be revoked by written notice received prior to the Meeting, by attending the Meeting and voting in person or by submitting a signed proxy with a later date. A written notice revoking a previously executed proxy should be sent to National Bankshares, Inc., P.O. Box 90002, Blacksburg, Virginia 24062-9002, Attention:
James G. Rakes. Unless revoked, the shares represented by properly executed proxies will be voted at the Meeting according to the instructions contained in the proxy. Where no instructions are given, proxies will be voted for the nominees for directors set forth in Proposal No. 1.

            An Annual Report to Stockholders, including the financial statements for the year ended December 31, 2006, is being mailed to you at the same time as this Proxy Statement, but should not be considered proxy solicitation material.

                      VOTING SECURITIES AND STOCK OWNERSHIP

            As of March 14, 2007, Bankshares had 6,975,734 shares of common stock ($1.25 par value) issued and outstanding. Each of the shares is entitled to one vote at the Annual Meeting. Only those stockholders of record at the close of business on March 1, 2007 will be entitled to vote at the Meeting or at any adjournments.

            A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") which are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present. If a quorum is established, directors will be elected by a plurality of votes cast by shares entitled to vote at the Annual Meeting. Votes that are withheld and Broker Shares that are not voted on any matter will not be included in determining the number of votes cast.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            As of March 1, 2007, Bankshares knows of no single person or group who is the beneficial owner of more than 5% of the outstanding common stock of the Company.

               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

            The following table presents the beneficial ownership of National Bankshares, Inc. common stock as of March 1, 2007, by each of the directors, each nominee for director and each executive officer named in the Summary Compensation Table and all nominees, directors and executive officers as a group. Except as otherwise noted, the named individual has sole voting and investment power with respect to the stock.

Name of                                     Shares of Common                    Percentage
Beneficial Owner                            Stock Beneficially                  Of
                                            Owned as of March 1, 2007           Class
------------------------------------------------------------------------------------------------
Lawrence J. Ball                                         500                        *
Jack W. Bowling                                          100                        *
J. Robert Buchanan                                    38,458 (1)                    *
Marilyn B. Buhyoff                                    47,767 (2)                    *
F. Brad Denardo                                       55,662 (3)                    *
Jack H. Harry                                         86,660 (4)                1.24%
Jack M. Lewis                                          6,056                        *
Mary G. Miller                                         1,602                        *
William A. Peery                                      31,410 (5)                    *
James G. Rakes                                       121,800 (6)                1.75%
Glenn P. Reynolds                                      3,386 (7)                    *
James M. Shuler                                       26,801 (8)                    *
Jeffrey R. Stewart                                    45,200                        *
All Nominees, Current Directors
 and Executive Officers as a
 Group (13 persons)                                  465,402                    6.67%
------------------------------------------------------------------------------------------------

* Represents less than 1% of the Company's outstanding Common Stock.
(1) Includes 2,458 shares owned through National Bankshares, Inc. Employee Stock Ownership Plan and 34,000 shares in vested options which may be exercised as of March 1, 2007.
(2) Includes 898 shares owned jointly with spouse, 9,626 shares owned through National Bankshares, Inc. Employee Stock Ownership Plan and 33,500 shares in vested options which may be exercised as of March 1, 2007.
(3) Includes 4,534 shares owned jointly with spouse, 16,050 shares owned through National Bankshares, Inc. Employee Stock Ownership Plan and 28,290 shares in vested options which may be exercised as of March 1, 2007.
(4) Includes 28,342 shares owned by spouse, 14,950 shares owned jointly with spouse, and 790 shares owned jointly with son.
(5) Includes 72 shares owned as custodian for son, 3,630 shares owned by a controlled corporation and 21,900 shares owned as Trustee.
(6) Includes 11,200 shares owned jointly with spouse, 27,312 shares owned through National Bankshares, Inc. Employee Stock Ownership Plan and 65,000 shares in vested options which may be exercised as of March 1, 2007.
(7) Includes 1,056 shares owned by spouse.
(8) Includes 4,053 shares owned by spouse and 426 shares owned jointly with spouse.

            Section 16(a) Beneficial Ownership Reporting Compliance
            A review of Forms 3 and 4 filed during 2006 disclosed that we did not account for the effects of a March 31, 2006 2-for-1 stock split when filing Forms 3 for Mr. Ball and Mr. Reynolds upon their election to the Board of Directors in early April 2006. In addition, the June 6, 2006 purchase of 250 shares of stock by Mr. Reynolds was inadvertently not reported at the time it was completed. Form 5 reports were filed for these omissions. Except as outlined, and based upon the written representations of our directors and executive officers that no other Forms 3 and 4 were required, we believe that all of our directors and executive officers complied with the reporting requirements of Section 16(a) of the Securities Act of 1934.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

            Bankshares' articles of incorporation provide that the directors will be divided into three classes (1, 2 and 3) with each class as nearly equal in number as possible and the term of office of each class ending in successive years. The articles of incorporation currently also provide that the number of directors shall be set by the bylaws, but shall not be less than nine, nor more than twenty-six. For the purpose of the election of directors at the Annual Meeting, the number of directors set forth in the bylaws is nine. The current term of office of the Class 2 directors expires at this 2007 Annual Meeting of Stockholders. The terms of Class 3 and Class 1 directors will expire in 2008 and 2009, respectively.

            The Board of Directors has nominated two serving Class 2 directors, Jack M. Lewis and James G. Rakes, to serve a three-year term to expire at the Annual Meeting of Stockholders in 2010. The remaining serving Class 2 director, Jeffrey R. Stewart, is retiring from the Board of Directors at the completion of his term because he has reached mandatory retirement age as set out in Bankshares' bylaws. Therefore, Dr. Stewart will not stand for re-election at the upcoming Annual Meeting. The Nominating Committee, consisting entirely of non-management independent directors, recommended Jack W. Bowling as the nominee for Class 2 director to fill the seat being vacated by Dr. Stewart, and he was nominated by the Board of Directors to serve a three-year term expiring at the Annual Meeting of Stockholders in 2010.

            It is the intention of the persons named as proxies, unless instructed otherwise, to vote for the election of the three nominees for Class 2 director. Each nominee has agreed to serve if elected. If any of the nominees is unexpectedly unable to serve, the shares represented by all valid proxies will be voted for the remaining nominees and any other person or persons who may be designated by the Board. At this time, the Board knows of no reason why any nominee might be unable to serve.

            The following information is provided with respect to the three nominees to serve as Class 2 director and the six incumbent directors who will be continuing in office following the Annual Meeting. All information is provided as of March 1, 2007. No director or nominee is related by blood, marriage or adoption to any other director, nominee or executive officer. No director or nominee serves as a director of any company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or is subject to the requirements of Section 15(d) of the Exchange Act, or of any company registered as an investment company under the Investment Company Act of 1940. Two directors, Mr. Rakes and Dr. Shuler, also currently serve as a director of one or both of the wholly owned subsidiaries of Bankshares, the National Bank of Blacksburg ("NBB"), and National Bankshares Financial Services, Inc. ("NBFS"). Each director and nominee, except for Mr. Rakes, has been determined to be independent by the Board of Directors, using the definition for independence of directors that is used for determining compliance with the applicable listing standards for the Nasdaq Stock Market, the national securities exchange on which Bankshares common stock is listed. (See also "Director Independence and Certain Transactions with Officers and Directors".)


        Name and Age;                       Principal Occupation and Business Experience
        Director of Bankshares Since        (for the past five years unless otherwise noted)
 ---------------------------------------------------------------------------------------------
                                DIRECTORS CONTINUING IN OFFICE
                                      CLASS 2 DIRECTORS
                             (Serving until 2010 Annual Meeting)
        Jack W. Bowling (60)                President, H.T. Bowling, Inc. (Construction -
                                            Grading, Excavation and Road Building)
                                            Radford, VA

        Jack M. Lewis (63)                  President, New River Community College; prior
        2004                                thereto Dean of New River Community College
                                            Dublin, VA

        James G. Rakes (62)                 Chairman, President and CEO of Bankshares and NBB
        1986                                Chairman, President and Treasurer of NBFS,
                                            NBB and NBFS Board Member
                                            Blacksburg, VA

                                       CLASS 3 DIRECTORS
                             (Serving until 2008 Annual Meeting)

        Jack H. Harry (69)                  President, Harry Enterprises, Inc. (Investment
        2005                                and Rental Real Estate)
                                            Tazewell, VA

        William A. Peery (55)               President, Cargo Oil Co., Inc. (Convenience
        2005                                Stores and Petroleum Sales); prior thereto,
                                            Corporate Officer, Cargo Oil, Inc.
                                            Tazewell, VA

        James M. Shuler (63)                Member, Virginia House of Delegates
        2002                                Retired; prior thereto President, Companion
                                            Animal Clinic, Inc. (Veterinarian)
                                            NBB Board Member
                                            Blacksburg, VA

                                           NOMINEES
                                       CLASS 1 DIRECTORS
                             (Serving until 2009 Annual Meeting)

        Lawrence J. Ball (52)               Vice President and General Manager, Moog
        2006                                Components Group (High Tech Manufacturing);
                                            prior thereto  President, Northrop Grumman
                                            Poly-Scientific
                                            Blacksburg, VA


                                       3


        Mary G. Miller (56)                 President, Interactive Design & Development,
        2003                                Inc. (Training Software Development and
                                            Application) Blacksburg, VA
        Glenn P. Reynolds (54)              President, Reynolds Architects Incorporated,
        2006                                (Architect), Blacksburg, VA

The Board of Directors recommends that the stockholders vote "For" all of the nominees for Class 2 director.

                          BOARD OF DIRECTORS MEETINGS,
                    COMMITTEES, COMPENSATION, ATTENDANCE AND
                          COMMUNICATIONS WITH DIRECTORS

            Board of Directors Meetings

            The Board of Directors of Bankshares meets monthly. In 2006, there were twelve regular meetings and no special meetings.

            Board Committees

            The Bankshares Board has standing Executive, Audit, Compensation and Nominating Committees. Mr. Rakes is the chairman of the Executive Committee, and Dr. Shuler and Dr. Stewart served on the Committee. The Executive Committee met twice in 2006. The Audit Committee, which is chaired by Dr. Stewart, is made up of Mr. Ball, Mr. Harry and Dr. Lewis. The Audit Committee had three meetings in 2006. In 2006 the Compensation Committee was comprised of Mr. Ball, Mr. Harry, Dr. Lewis, Dr. Miller, Mr. Peery, Mr. Reynolds and Dr. Shuler. Dr. Stewart served as its chairman. The Compensation Committee met once in 2006. Dr. Shuler was the chairman of the Nominating Committee, and Dr. Miller, Mr. Peery and Mr. Reynolds were its members. The Nominating Committee met twice in 2006.

            Board Compensation

The members of the NBI Board of Directors receive $800 for each regular or special Board meeting they attend. They are paid $400 for each committee meeting. Directors are also paid an annual retainer fee of $6,500, with the Chairman of the Audit and Compensation Committees receiving an additional $2,400 annual retainer. For those Company directors who also serve on the Board of any NBI subsidiary, the NBI annual retainer fee is reduced by the amount of the subsidiary retainer. NBI Directors receive no other forms of compensation.

                                 Directors Compensation Table(1)
-------------------------------------------------------------------------------------------------
                           Fees Earned or Paid in
                                  Cash ($)               Other ($)               Total ($)
------------------------- ----------------------- ----------------------- -----------------------
Lawrence J. Ball                   13,300                 1,500(2)                 14,800
------------------------- ----------------------- ----------------------- -----------------------
Jack H. Harry                      17,300                 2,000(3)                 19,300
------------------------- ----------------------- ----------------------- -----------------------
Jack M. Lewis                      17,300                   ---                    17,300
------------------------- ----------------------- ----------------------- -----------------------
Mary G. Miller                     16,900                   ---                    16,900
------------------------- ----------------------- ----------------------- -----------------------
William A. Peery                   16,900                   ---                    16,900
------------------------- ----------------------- ----------------------- -----------------------
Glenn P. Reynolds                  14,500                   ---                    14,500
------------------------- ----------------------- ----------------------- -----------------------
James M. Shuler                    10,800                15,600(4)                 26,400
------------------------- ----------------------- ----------------------- -----------------------
Jeffrey R. Stewart                 20,500                   ---                    20,500
------------------------- ----------------------- ----------------------- -----------------------

1. Directors fees paid to Mr. Rakes are disclosed in the Summary Compensation Table in "Executive Compensation".
2. Represents fees paid to Mr. Ball for his service in 2006 on the NBB Board of Directors until his resignation on May 10, 2006.
3. Represents fees paid in 2006 to Mr. Harry for his service as a Director of NBI subsidiary, Bank of Tazewell County (BTC), until its
4. Represents fees paid to Dr. Shuler for his service on the Board of Directors of NBB in 2006.

Director Independence and Certain Transactions with Officers and Directors

            As has been mentioned, each director of Bankshares and each director nominee, except for Mr. Rakes, is independent, as defined by the listing standards for the Nasdaq Stock Market, the national securities exchange on which Bankshares common stock is listed. In determining that each director and nominee meets the Nasdaq Stock Market's standards for independence, the Board of Directors recognized that NBB, and prior to its merger with NBB, BTC, extend credit in the ordinary course of business to Bankshares' directors and executive officers. Extensions of credit are also made to business organizations and persons with whom Bankshares' directors and executive officers are associated or related. These extensions of credit are made at interest rates and with the same requirements as to collateral as prevailing for comparable transactions with the general public at the time credit is extended. In the opinion of bank management, none of the outstanding transactions with directors and executive officers involve a greater than normal risk of collectibility or present other unfavorable features.

            In determining that directors meet the defined standard of independence, the Board also considered that Mr. Reynolds regularly provides architectural design and consulting services to Bankshares and NBB, which do not exceed the formal disclosure threshold of $120,000 per year. Likewise, the Company in which Dr. Miller is a principal has done website design and consulting for NBB. These services are also valued below the $120,000 annual reporting threshold. There were no reportable related person transactions during 2006.

            Board Attendance

            During 2006, each incumbent director, attended 75% or more of the total number of meetings of the Board of Directors of Bankshares and of the Board committees on which he or she served. The Board does not have a formal policy regarding directors' attendance at the Annual Meeting of Stockholders. In 2006, eight of nine NBI directors attended the Annual Meeting.

            Communications with Directors

            Stockholders wishing to communicate with the Board of Directors or with specified individual directors should do so in writing mailed to National Bankshares, Inc., P. O. Box 90002, Blacksburg, Virginia 24062-9002, Attention:
Board of Directors. All stockholder communications are forwarded to the Board.

                      COMPENSATION DISCUSSION AND ANALYSIS

What are the objectives of the Company's compensation program for its named executive officers?

        National Bankshares, Inc. has four goals for its compensation program for named executive officers. These officers are: Chairman, President & CEO James G. Rakes, Treasurer J. Robert Buchanan, Corporate Officer F. Brad Denardo and Secretary and Counsel Marilyn B. Buhyoff.
o To offer salaries and bonuses that fairly reward executive officers for their individual contributions in meeting short-term and long-term corporate strategic and financial goals.
o To offer stock-based compensation that directly aligns the financial interest of executive officers with the Company's success and stockholder value.
o To offer retirement and post-retirement benefits which incent executive officers to remain in leadership roles and which recognize and reward long tenure with the Company.
o To offer total compensation that allows the Company to retain and recruit executive talent and which is competitive with peer financial institutions, but which fits within the Company's conservative approach to managing overhead expense.

What is the program designed to reward?

        The compensation program for the Chairman, President & CEO is designed to reward the profitable operation of the Company compared to its peers, particularly as measured by return on assets and return on equity. In addition, the program rewards the Chairman, President & CEO when the Company's short- and long-term strategic goals are met. Named executive officers other than the Chairman, President & CEO are rewarded for successful achievement of performance goals established in their annual performance reviews.

What is each element of compensation?

The elements of compensation are:
o  Salary (all named executive officers)
o  Cash bonus (Chairman, President & CEO)
o  Capital Accumulation Plan (Chairman, President & CEO)
o Qualified retirement plans, including defined benefit, 401(k) and employee stock ownership plan (all named executive officers)
o Nonqualified officers' salary continuation plan (all named executive officers)
o  Incentive stock option awards (all named executive officers)
o  Board of Directors fees (Chairman, President & CEO and Corporate Officer)
o Perquisites and other personal benefits (Chairman, President & CEO, Chief Financial Officer and Corporate Officer)

Why does the Company choose to pay each element of compensation?

        The Company uses salary as the cornerstone of its compensation program because it believes that the focus of executive officers, particularly of those below the level of the Chairman, President & CEO, should be on the Company's long-term growth and performance. Annual increases are awarded based upon individual performance in meeting stated goals for that review period. However, because salary is the major component of their compensation, executive officers have sufficient personal economic security to make and support management decisions that may trade immediate gain for greater long-term corporate success.
        Since the Chairman, President & CEO is the individual who has the ultimate responsibility for the success of its operations, it has long been the Company's policy to pay him an annual incentive bonus that is based upon overall performance for the year in question.
        The Chairman, President & CEO may also receive a contribution for his benefit to the Capital Accumulation Plan ("CAP"). This nonqualified deferred compensation plan was established to link a portion of the Chief Executive's total compensation package to objective performance criteria. The CAP was also established to help offset the impact of legal limitations on the Chairman, President & CEO's ability to benefit from the Company's qualified retirement plans to the same extent as other employees. Additional information about the CAP in included in "Grants of Plan-Based Awards".
        Each named executive officer, along with all other eligible Company employees, participates in three qualified retirement plans. NBI sponsors a defined benefit pension plan, the National Bankshares, Inc. Retirement Income Plan. The National Bankshares, Inc. Retirement Accumulation Plan is a 401(k) plan, and the Company also offers the National Bankshares, Inc. Employee Stock Ownership Plan. The Company believes that it is important to assist its long-term employees, including its executive officers, in assuring financial security in retirement for themselves and their families. More information is contained in "Qualified Retirement Plans".
        The Company established a nonqualified salary continuation plan that is designed to provide certain key Company officers, including all named executive officers, with supplemental retirement income. This plan was established to enhance the Company's ability to retain key decision-makers and to supplement the retirement benefits of those more highly compensated executives who, because of legal limitations, are unable to participate fully in the qualified retirement plans. There is further discussion in "Nonqualified Retirement Plans".
        The Company elected to establish the National Bankshares, Inc. 1999 Stock Option Plan to promote the identification of the personal interest of participants with the long-term financial success of the Company and with growth in stockholder value. Incentive stock options were granted to the named executive officers under this plan in each year from 1999 to 2005. See "Stock Options" for more information.
        Two of the named executive officers serve as paid directors of the Company and/or of one of its subsidiaries. These individuals receive the same compensation as outside directors. The Company believes that this is an appropriate practice because these executive officers devote additional time to their Board of Directors responsibilities, and all directors, both internal and external, share the same fiduciary obligations and liability risk.
        The perquisites and personal benefits that are provided for the Chairman, President & CEO are defined in his employment agreement effective on January 1, 2002. These items were agreed to for two reasons. First, they are typical benefits for individuals holding this position in peer banks and financial holding companies. As such, they are part of a total compensation package that is competitive in the Company's operating environment. Second, certain perquisites that offer a degree of personal benefit are also directly related to job performance. The perquisites that are available to the other named executive officers are limited in nature and offer benefit to both the executives and the Company. See "Employment Agreements and Change in Control Agreements".

How does the Company determine the amount for each element?

        Salary: The salaries of National Bankshares' named executive officers, except for that of the Chairman, President & CEO, are within the Company's established salary ranges for each officer position. The ranges are developed after considering an annual salary survey published by the Virginia Bankers Association as well as publicly available salary information about comparable jobs in the locations in which Bankshares and its subsidiaries do business. The annual increase in base salary for these individuals is determined by the Chairman, President & CEO. In making the determination, Mr. Rakes considers the nature and responsibility of the position; the competitiveness of the market for the executive's services; the expertise of the individual executive; and to what degree the executive has achieved annual performance goals. Individual annual performance goals support the Company's business strategy, but are not tied to objective performance measures. The Chairman, President & CEO reports executive officer salaries to the Compensation Committee at least annually.
        The base salary of the Chairman, President & CEO of at least $225,500 was set in an employment agreement effective on January 1, 2002. The base salary was determined after considering compensation for this position reported in the Virginia Bankers Association's annual salary survey and from the public documents of peer institutions that disclose salaries paid to other individuals holding similar positions. The Board of Directors Compensation Committee determines annual salary increases after assessing the CEO's contributions to the success of the Company. In measuring the Company's success, the Committee compares the NBI's financial results to local and regional peers. Specifically, the Compensation Committee compares Bankshares' return on assets (ROA) and return on equity (REO) with the average ROA and ROE of a group of at least five peer Virginia banks and bank holding companies. The composition of the peer group generally remains the same, but it is reviewed annually. The fact that this comparison was positive in 2006 is reflected in the amount of salary increase awarded by the Compensation Committee to the Chairman, President & CEO. Although the Committee weights this comparison heavily in determining Mr. Rakes' salary increase, it does not utilize an objective formula. The Committee also considers the Company's progress in meeting budget goals for the year, but it does not utilize a quantitative assessment of budget goals in determining the amount of annual salary increase. Likewise, there are no objective measures utilized, although the Committee considers stock performance and the level of stockholder dividends in establishing salary. In assessing Bankshares' stock performance, the Compensation Committee looks at its price, the price to earnings ratio and dividend yield as compared with the stock of the Company's identified peers. The Committee validates salary increases by referring to the Virginia Bankers Association salary survey and to public documents from peer institutions.
        Cash Bonus: The annual incentive bonus paid to the Chairman, President & CEO is determined with the same criteria that are used in establishing his annual salary increase.
        Capital Accumulation Plan: The annual contribution to the Chairman, President & CEO's Capital Accumulation Plan (CAP) is determined using a formula that is included in the employee agreement that was effective in January 1, 2002. A description of the formula, which utilizes objective performance criteria based upon the ROA and ROE of Bankshares as compared with peers, and of the terms of the CAP is provided in "Grants of Plan-Based Awards".
        Qualified Retirement Plans: The named executive officers participate with other eligible employees in the Company's three qualified retirement plans. Every participant's benefits are determined under the specific provisions of each of the plans. These plans are discussed in greater detail under "Qualified Retirement Plans".
        Nonqualified Salary Continuation Plan: In early 2006, the Company's subsidiaries entered into salary continuation plan agreements with a group of selected senior officers, including all of the named executive officers. Assuming retirement at normal retirement age (as defined in the Plan), contributions to the Salary Continuation Plan are sufficient to provide 15 annual supplemental retirement income payments of 30% of 2005 annual compensation (adjusted by a pre-retirement inflation factor of 4%) for the Chairman, President and CEO and of 20% of 2005 annual compensation (adjusted by a pre-retirement inflation factor of 4%) for the remaining named executive officers. Additional information is included under "Nonqualified Retirement Plans".
        Incentive Stock Options: The Chairman, President & CEO recommends annual grants of incentive stock options for the other named executive officers to the Board's Compensation Committee, which serves as the Committee that administers the National Bankshares, Inc. 1999 Stock Option Plan. The recommendation is generally conservative and has been relatively consistent from year to year. In making his recommendation, Mr. Rakes takes into consideration the number of options remaining to be awarded in the Plan; the impact that the option grants will have on the executive officers' total compensation; the Company's success when compared with peers (as measured by ROA and ROE); and the effect of the stock option grants on the Company's annual earnings. After receiving the Chairman, President & CEO's recommendation for the other named executive officers, the Compensation Committee determines the number of stock options to be awarded to him. The Committee's decision is based upon the same factors considered by Mr. Rakes, as well as a comparison of the level of the Chairman,

President & CEO's overall responsibility for the Company with that of the subordinate officers. In 2006, because of the negative effect on Bankshares' earnings of newly-adopted accounting rules, there were no stock options granted.
        Board of Directors Fees: The two named executive officers who receive compensation for serving as Directors of National Bankshares, Inc. and/or the National Bank of Blacksburg (National Bank), receive the same compensation as outside Directors. See also "Board of Director Meetings, Committees, Compensation, Attendance and Communications with Directors".
        Perquisites and Other Personal Benefits: The Board Compensation Committee negotiated with the Chairman, President & CEO to develop a comprehensive and competitive total compensation package, including perquisites. This package was included in the January 1, 2002 employment agreement. The Chairman, President & CEO determines perquisites available to the other named executive officers. These perquisites are limited to Company-owned automobiles for Mr. Denardo and Mr. Buchanan, which facilitate business travel, and sports tickets and club memberships for Mr. Denardo and Mr. Buchanan, which assist with marketing and business development efforts. Mr. Rakes reports annually to the Committee on these items.

How do each element and the Company's decisions regarding that element fit into the Company's overall compensation objectives and affect the decisions regarding other elements?

        As noted, salary, and in the case of the Chairman, President & CEO, salary and annual incentive bonus, are the most important elements of the Company's compensation for its named executive officers. There has also been a long tradition of providing a comprehensive retirement package for all employees, including executive officers. Other components of compensation supplement these more important items. Every year the Committee assesses the total compensation package for each named executive officer to determine that it is appropriate. The Committee also reviews each element of the compensation package and determines that each is satisfactory in relation to the other.

        The Compensation Committee has reviewed this Compensation Discussion and Analysis with management. The Committee reviewed and fully discussed the Compensation Discussion and Analysis, and the report was recommended to the Board of Directors to be included in this proxy statement.

        Members of the Compensation Committee: J. R. Stewart, Chairman, L. J. Ball, J. H. Harry, J. M. Lewis, M. G. Miller, W. A. Peery, G. P. Reynolds and
J. M. Shuler.

                        COMPENSATION COMMITTEE PROCEDURES

        The Compensation Committee of Bankshares is made up of all independent, non-employee directors. In 2006, Dr. Stewart was Committee Chairman, and Mr. Ball, Mr. Harry, Dr. Lewis, Dr. Miller, Mr. Peery, Mr. Reynolds and Dr. Shuler were its members.

        The Compensation Committee has no formal charter. It is charged with annually evaluating the job performance of the Chairman, President & Chief Executive Officer and determining the appropriate compensation and benefits package for him. The Committee has delegated to Mr. Rakes the responsibility for evaluating the performance and setting the compensation of the other named executive officers, and he reports to the Committee at least annually about those matters.

        In carrying out its responsibilities, the Compensation Committee meets at least annually.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            None of the directors who serve on the Compensation Committee is now, or has in the past been, an officer or employee of Bankshares or of Bankshares' subsidiaries. Dr. Shuler serves on the Salary and Personnel Committee of NBB. Until May 2006, Mr. Harry was a member of the Board of Directors of BTC, which served as BTC's compensation committee after excluding inside bank directors. No executive officer of Bankshares, NBB or NBFS served as a director of another entity which had an executive officer serving on the Bankshares Compensation Committee. No executive officer of Bankshares, NBB or NBFS served as a member of the compensation committee of another entity which had an executive officer who served as a director of Bankshares. None of the members of the Bankshares Compensation Committee, or any business organizations or persons with whom they may be associated, has had any transactions with Bankshares or its subsidiaries, except as explained in "Director Independence and Certain Transactions with Officers and Directors".

            The Bankshares Compensation Committee does not have a charter.

EXECUTIVE COMPENSATION

            Summary Compensation Table

            The following table sets forth information concerning total compensation earned or paid to Bankshares four executive officers, all of whom received total compensation in excess of $100,000 in 2006. Because the regulations controlling the presentation of information in the Summary Compensations Table were changed in 2006, certain information presented in 2006 is not included in the data for previous years.

                                   Summary Compensation Table
-----------------------------------------------------------------------------------------------
        Name and Principal Position            Year      Salary        Bonus          Stock
                                                           ($)          ($)        Awards ($)
------------------------------------------- --------- ------------ ------------- --------------
James G. Rakes                                 2006      359,700      151,404          -0-
Chairman, President & CEO - NBI                2005      327,000      136,400          -0-
(Principal Executive Officer)                  2004      300,000      124,000          -0-
Chairman, President & CEO - NBB
Chairman, President & Treasurer - NBFS
------------------------------------------- --------- ------------ ------------- --------------
J. Robert Buchanan                             2006      112,450        -0-            -0-
Treasurer - NBI                                2005      101,250        -0-            -0-
(Principal Financial Officer)                  2004       91,000        -0-            -0-
Executive Vice President/CFO - NBB
------------------------------------------- --------- ------------ ------------- --------------
F. Brad Denardo                                2006      163,700        -0-            -0-
Corporate Officer - NBI                        2005      161,300        -0-            -0-
Executive Vice President/ COO - NBB            2004      141,265        -0-            -0-
------------------------------------------- --------- ------------ ------------- --------------
Marilyn B. Buhyoff                             2006      121,000        -0-            -0-
Secretary & Counsel - NBI                      2005      113,300        -0-            -0-
Counsel - NBB                                  2004      104,250        -0-            -0-
Executive Vice President & Secretary -
NBFS
------------------------------------------- --------- ------------ ------------- --------------

    -------------------- ------- -------- --------------- -------------------- ------------ -------
            Name           Year   Option     Non-Equity         Change in        All Other   Total
                                  Awards   Incentive Plan   Pension Value and  Compensation
                                  ($)(1)    Compensation      Nonqualified          ($)
                                               ($)(2)     Deferred Compensation
                                                             Earnings ($)(3)
    -------------------- ------- -------- --------------- -------------------- ------------ -------
    James G.               2006     -0-        30,000            362,533          54,770    958,407
    Rakes((4))             2005   62,925       30,000              --             66,280    622,605
                           2004   87,150       45,000              --             77,850    634,000
    -------------------- ------- -------- --------------- -------------------- ------------ -------
    J. Robert              2006     -0-         -0-               34,034           8,975    155,459
    Buchanan((5))          2005   33,560        -0-                --             11,080    145,890
                           2004   46,480        -0-                --              8,600    146,080
    -------------------- ------- -------- --------------- -------------------- ------------ -------
    F. Brad Denardo(6)     2006     -0-         -0-               60,149          32,290    256,139
                           2005   33,560        -0-                --             31,900    226,760
                           2004   46,480        -0-                --             31,530    219,275
    -------------------- ------- -------- --------------- -------------------- ------------ -------
    Marilyn B.             2006     -0-         -0-               67,159           5,800    193,959
    Buhyoff((7))           2005   33,560        -0-                --             11,860    158,720
                           2004   46,480        -0-                --             11,300    162,030
    -------------------- ------- -------- --------------- -------------------- ------------ -------

(1) Stock option awards are valued using the grant date fair value of the awards determined pursuant to the "Statement of Financial Accounting Standards No. 123R, Share-Based Payment". Stock options were not awarded in 2006 because of the negative impact on Company earnings of the application of the revised accounting standards.
(2) Contributions to the CAP for Mr. Rakes are reported under "Non-Equity Incentive Plan Compensation". For 2006, the maximum Company allocation for CAP was $60,000. To achieve the maximum contribution, the Company's return on equity (ROE) and return on assets (ROA) would both need to have been at least 150% of the average of the ROE and ROA of six peer Virginia banks and bank holding companies.

(3) "Changes in Pension Value" includes changes in the National Bankshares Retirement Income Plan and in the Officers' Salary Continuation Plan.
    There was no change in value in the Bank Directors' Deferred
    Compensation Plan, in which Mr. Rakes is a participant. (See Retirement Plans.) Changes in pension value are not provided for 2004 and 2005.
(4) "All Other Compensation" includes the following for Mr. Rakes:
    2006
    o  Directors fees for NBI, NBB and BTC (until May 26, 2006) - $30,900
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $12,500
    o  Perquisites including:
    o  Personal use of a Company-owned vehicle - $5,870
    o Company-financed benefits including club dues, sports tickets and tax preparation fees - $5,500 2005
    o  Directors fees for NBI, NBB and BTC - $42,600
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $11,700
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $11,980
    2004
    o  Directors fees for NBI, NBB and BTC - $52,650
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $10,800
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $14,400
(5) "All Other Compensation" includes the following for Mr. Buchanan:
    2006
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $6,200
    o  Perquisites including:
    o  Personal use of a Company-owned vehicle and club dues - $2,775
    2005
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $4,580
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $6,500 2004
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $4,100
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $4,500
(6) "All Other Compensation" includes the following for Mr. Denardo:
    2006
    o  Directors fees for NBB - $17,300
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $6,250
    o  Perquisites including:
    o Personal use of a Company-owned vehicle, club dues and sports tickets - $8,740 2005
    o  Directors fees for NBB - $16,550
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $6,150
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $9,200 2004
    o  Directors fees for NBB - $15,250
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $5,900
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $10,380

(7) "All Other Compensation" includes the following for Mrs. Buhyoff:
    2006
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $5,800
    2005
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $5,400
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $6,460 2004
    o Amount contributed as a matching contribution under National Bankshares, Inc. Retirement Accumulation Plan - $5,000
    o Amount contributed to National Bankshares, Inc. Employee Stock Ownership Plan - $6,300

            Employment Agreements and Change in Control Arrangements

            Several of National Bankshares, Inc.'s executive officers have been employed by the Company and its subsidiaries for many years. These officers have provided guidance in the growth and development of the Company's business. Their experience and knowledge of the operations and customs of Bankshares is a benefit to the continuation and growth of the Company. As an inducement to these executive officers' continued employment, the Board of Directors determined that Bankshares should enter into an employment and change in control agreement with Mr. Rakes and change in control agreements with Mr. Denardo and Mrs. Buhyoff.

            The employment agreement between Bankshares and Mr. Rakes (the "agreement") is effective January 1, 2002. The agreement provides for the continued employment of Mr. Rakes as President and Chief Executive Officer of Bankshares and NBB, at an annual base salary of at least $225,500. In addition, the agreement provides that Mr. Rakes may be awarded an annual bonus and certain stock-based incentives in the discretion of the Board, as well as employee and executive fringe benefits. The agreement has a rolling three year term.

            The agreement also includes a non-equity incentive plan, the Capital Accumulation Plan ("CAP") for the benefit of Mr. Rakes. The CAP is described in more detail in "Grants of Plan-Based Awards" below.

            The agreement has provisions which have the effect of continuing Mr. Rakes' benefits and compensation under the agreement beyond his employment with Bankshares if Bankshares terminates his employment "without cause" or if Mr. Rakes resigns "for good reason". Under these circumstances, Mr. Rakes will continue to receive his base salary and certain executive benefits for 24 months after his employment terminates. "Cause" is defined in the agreement as i) deliberate neglect in the performance of job duties or deliberate failure to follow reasonable instructions, ii) conviction of or indictment for a felony, a crime of moral turpitude or fraud or embezzlement, iii) a material breach of the agreement, iv) dishonesty or breach of fiduciary duty with respect to Bankshares, or v) willful conduct likely to result in material injury to the Company. The agreement defines "for good reason" as i) assignment of duties inconsistent with the position, or in the event of a change in control, ii) Company action that results in a substantial reduction in status, authority or duties, iii) relocation more than 50 miles from initial place of employment, iv) failure by the Company to comply with the agreement, and v) voluntary termination during the 30-day period immediately following the first anniversary of a change in control.

            The agreement also contains provisions which can have the effect of prolonging, enhancing and accelerating Mr. Rakes' benefits and compensation under certain circumstances involving a change in control of Bankshares. A change in control involves circumstances generally where an individual or group acquires 20% or more of Bankshares' stock or a merger occurs which results in a change in the majority of Bankshares' Board of Directors and Bankshares' shareholders do not constitute a majority of the shareholders in the surviving company.

            The term of the agreement is automatically extended for three years from the date of a change in control and Mr. Rakes is entitled to continue to receive all of his compensation and benefits during that period, except that he becomes entitled to minimum annual stock-based awards equal to one-third of his base salary. In addition, if after a change in control, Mr. Rakes' employment is terminated by Bankshares "without cause" or by Mr. Rakes "for good reason", he becomes entitled to receive a lump sum salary continuation benefit equal to 2.99 times his average annual compensation includable in his annual gross income for the period of five years preceding the change in control, a continuation of certain executive benefits for 36 months, and certain enhancements to his retirement benefits. If these provisions had taken effect on December 31, 2006, Mr. Rakes' salary continuation benefit would have been $873,200.

            Mr. Rakes' employment agreement includes a requirement that he never disclose Bankshares' confidential informantion. The agreement also includes a clause providing that Mr. Rakes will not engage in competition with Bankshares for 24 months after termination of his employment, unless the termination, was "for good reason" or "without cause".

            Mr. Denardo and Mrs. Buhyoff both have entered into change in control agreements with Bankshares. These agreements also define a change in control as an individual or a group acquiring 20% or more of Bankshares' stock, or when a merger occurs in which there is a change in the majority of Bankshares' Board of Directors and Bankshares' shareholders are not a majority of the shareholders in the surviving company. The agreements provide that Mr. Denardo and Mrs. Buhyoff will be entitled to receive a lump sum amount equal to two times their average annual compensation included in annual gross income for the period of five years preceding the change in control if the employer terminates them other than "for cause" or if they voluntarily terminate their employment "for good reason". The definitions of "for cause" and "for good reason" are substantially similar to those included in Mr. Rakes' employment agreement. The agreements are effective until employment is terminated. If the change in control agreements had taken effect on December 31, 2006, Bankshares would have been obligated to pay Mr. Denardo $295,000 and Mrs. Buhyoff $210,000.

            The change in control agreements with Mr. Denardo and Mrs. Buhyoff include a provision imposing a duty on them not to disclose confidential Company information.

            Grants of Plan-Based Awards

            The employment agreement for Mr. Rakes, which is dated January 1, 2002, includes a non-equity incentive plan, the Capital Accumulation Plan ("CAP") for his benefit. Under the agreement, the total amount allocated to the CAP for the calendar year is established by the Board of Directors with a maximum of $60,000 per year to be allocated. This total amount is then divided equally between two target areas: (1) return on equity, and (2) return on assets. The amount actually contributed to the CAP for a year is based on Bankshares' performance relative to the average performance of a peer group of Virginia banks and bank holding companies in the two target areas during that year. For 2006, the peer group was comprised of FNB Corporation, Union Bankshares Corp., American National Bankshares, Inc., Old Point Financial Corporation, First Community Bancshares, Inc. and First Century Bankshares, Inc. A minimum of 85% of the peer group average must be achieved in a target area for any contribution to be made for that target area. The amount of the contribution for each target area increases beyond the minimum contribution to the extent Bankshares' performance exceeds 85% of the peer group average with a maximum contribution for performance which equals 150% or more of the peer group average. Contributions to the CAP for achievements in any calendar year must be made prior to June 1 of the next following year. Accrued CAP benefits become payable on January 1, 2009, or earlier, should Mr. Rakes retire or his employment terminate under certain circumstances. Once the CAP benefits become payable, they are paid over five years unless Mr. Rakes chooses, with the Board's consent, to receive them in a lump sum or over three years. The CAP contribution for 2006, which was paid in 2007 was $30,000. The following chart refers to the CAP.

                                  Grants of Plan-Based Awards
-------------------------------------------------------------------------------------------------
Name                     Grant Date        Estimated Future Payouts Under Non-Equity Incentive
                                                               Plan Awards
--------------------- ------------------ --------------------------------------------------------
                                             Threshold           Target             Maximum
                                                ($)              ($)(1)               ($)
--------------------- ------------------ ------------------ ------------------ ------------------
James G. Rakes           02/14/2007           15,000             30,000             60,000
--------------------- ------------------ ------------------ ------------------ ------------------

        (1) The amount included under "Target" is also included in the Summary Compensation Table under "Non-Equity Incentive Plan Compensation".

        Stock Options

        Bankshares established a stock option plan, the National Bankshares, Inc. 1999 Stock Option Plan, that permits the grant of incentive stock options and nonqualified stock options. Grants of stock option awards are made by the Board of Directors' Stock Option Committee, which is the Compensation Committee, comprised of only independent, non-employee Directors. Grants of stock options are discretionary by the Board, after taking into consideration the Company's performance and the financial impact of stock option grants. Grants of stock options were made annually on the date of the November meeting of the Board of

Directors from 1999 through 2005. There were no grants made in 2006, because changes in accounting rules for 2006 grants of stock options would have had a unacceptably negative impact on earnings.

        On April 1, 2006, in order to comply with the terms of the 1999 Stock Option Plan, the Board of Directors approved adjustments in the number of shares and the option price of all previously-granted options to reflect the effects of the March 31, 2006 2-for-1 split of Bankshares stock. The following tables provide additional information about the 1999 Stock Option Plan as it applies to Mr. Rakes, Mr. Buchanan, Mr. Denardo and Mrs. Buhyoff. All stock options are vested.

                          Outstanding Equity Awards at Fiscal Year End
-------------------------------------------------------------------------------------------------
                           Number of Securities
                                Underlying
                             Exercisable but      Option Exercise Price   Option Expiration Date
Name                       Unexercised Options             ($)
                                   (#)
------------------------- ----------------------- ----------------------- -----------------------
James G. Rakes                     5,000                    11.50               11/13/2011
                                  15,000                    14.825              11/12/2012
                                  15,000                    23.3225             11/11/2013
                                  15,000                    24.925              11/09/2014
                                  15,000                    23.00               11/08/2015
------------------------- ----------------------- ----------------------- -----------------------
J. Robert Buchanan                 2,000                    11.00               11/09/2009
                                   4,000                     9.375              11/07/2010
                                   4,000                    11.50               11/13/2011
                                   4,000                    14.825              11/12/2012
                                   5,000                    23.3225             11/11/2013
                                   8,000                    24.925              11/09/2014
                                   8,000                    23.00               11/08/2015
------------------------- ----------------------- ----------------------- -----------------------
F. Brad Denardo                    4,290                    14.825              11/12/2012
                                   8,000                    23.3225             11/11/2013
                                   8,000                    24.925              11/09/2014
                                   8,000                    23.00               11/08/2015
------------------------- ----------------------- ----------------------- -----------------------
Marilyn B. Buhyoff                 6,500                    11.50               11/13/2011
                                   6,000                    14.825              11/12/2012
                                   5,000                    23.3225             11/11/2013
                                   8,000                    24.925              11/09/2014
                                   8,000                    23.00               11/08/2015
------------------------- ----------------------- ----------------------- -----------------------

        The following table lists the amounts realized by Mr. Rakes, Mr. Denardo and Mrs. Buhyoff upon the exercise of stock options in 2006. The amount realized is determined using the mean between the market high and low price on the exercise date.

                                        Option Exercise
-------------------------------------------------------------------------------------------------
Name                               Number of Shares Acquired on     Value Realized on Exercise
                                             Exercise                          ($)
                                               (#)
--------------------------------- ------------------------------- -------------------------------
James G. Rakes                                2,000                           25,750
--------------------------------- ------------------------------- -------------------------------
F. Brad Denardo                               4,710                           53,400
--------------------------------- ------------------------------- -------------------------------
Marilyn B. Buhyoff                            4,000                           50,700
--------------------------------- ------------------------------- -------------------------------

            Retirement Plans

            Bankshares maintains several qualified and nonqualified employee benefit plans for employees of participating employees in the plans. These benefit plans are described below.

            Qualified Retirement Plans

            National Bankshares, Inc. Retirement Income Plan. Until December 31, 2001, NBB maintained a tax-qualified, noncontributory defined benefit retirement plan for qualified employees called the National Bank of Blacksburg Retirement Income Plan (the "NBB Plan"). Effective on December 31, 2001, the NBB Plan was amended; its name was changed to the National Bankshares, Inc. Retirement Income Plan (the NBI Plan); and the Bank of Tazewell County Employee Pension Plan was merged into the NBI Plan. The NBB (now NBI) Plan became effective on February 1, 1984, when NBB amended and restated its previous pension plan. This plan covers all officers and employees of NBI and its subsidiaries who have reached age twenty-one and have had one year of eligible service on the January 1, or July 1 enrollment dates. Employee benefits are fully vested after five years of service, with no partial vesting. Prior to the December 31, 2001 plan amendment, retirement benefits at the normal retirement age of sixty-five were calculated at 66% of the employee's average monthly compensation multiplied by the number of years of service, up to a maximum of twenty-five years. After December 31, 2001, retirement benefits at the normal retirement age are calculated at 1.75% of average monthly compensation multiplied by the number of years of service, up to thirty-five years. Added to this is .65% of "excess monthly average compensation" (defined in the NBI Plan as the amount of the average monthly compensation that is in excess of a participant's monthly Social Security covered compensation, generally the rounded average of the Social Security taxable wage bases) multiplied by the number of years of service, up to thirty-five years. Average monthly compensation is determined by averaging compensation over the five highest paid consecutive years in the employee's final ten years of employment. Retirement benefits under the NBI Plan are normally payable in the form of a straight life annuity, with ten years guaranteed; but other payment options may be elected under certain circumstances. Benefits accrued by participants in the NBB Plan and in the BTC Plan prior to December 31, 2001, will be calculated based upon compensation and service under the old NBB and BTC Plan formulas. Benefits accrued by participants after January 1, 2002, are calculated under the NBI Plan formulas. The compensation covered by the NBI Plan includes the total of all amounts paid to a participant for personal services reported on the participant's federal income tax withholding statement (Form W-2), except that earnings were limited to $200,000, indexed for the cost of living, until 1994. In 1994, the earnings limit was decreased to $150,000, which is indexed for the cost of living after 1994. For 2006, covered compensation was $220,000.

            National Bankshares, Inc. Employee Stock Ownership Plan. Bankshares sponsors a non-contributory Employee Stock Ownership Plan (the "ESOP"), in which NBB and NBFS were participating employers for 2006. All full-time employees who are over the age of 21 and who have been employed for one year are eligible to participate. Contributions under the ESOP are discretionary for each participating employer and participants are not permitted to make contributions to the plan. Contributions are allocated to a participant's account based upon a participant's covered compensation, which is W-2 compensation. The contributions are fully vested after three years.

            National Bankshares, Inc. Retirement Accumulation Plan. Bankshares sponsors the NBI Retirement Accumulation Plan which qualifies under IRS Code
Section 401(k) (the "401(k) plan"). For 2005, NBB, BTC, and NBFS were participating employers. All full-time employees who have one year of service and who are over the age of 21 are eligible to participate. Participants may contribute up to 100% of their total annual compensation to the plan. Employee contributions are matched by the employer at 100% for the first 4% of salary contributed and at 50% of the next 2% of salary contributed. Employees are fully vested at all times in contributions and employer match sums.

            Nonqualified Retirement Plans

            Bank Directors' Deferred Compensation Plan. From 1985 to 1989 NBB maintained a voluntary deferred compensation plan for its directors, which permitted a director to defer receipt of a portion of directors fees for a period of five years. NBB purchased life insurance on all of the participants in amounts that, in the aggregate, actuarially fund its future liabilities under the program. While the insurance policies were purchased under the directors' deferred compensation plan, there is no obligation to use any insurance funds from policy loans or death benefits to curtail the deferred compensation liability. Under the terms of the plan, at age 65, a participant or beneficiary receives 120 monthly benefit payments. The plan also provides for 120 monthly payments to the participant's beneficiary in the event of the participant's death prior to age 65. Mr. Rakes is entitled to receive 120 months of payments of $1,610.50 at age 65. In 2006, there were no contributions to the Bank Directors' Deferred Compensation Plan. The plan had no earnings.

Mr. Rakes made no withdrawals during 2006, and no distributions were paid to him.

        Officers' Salary Continuation Plan. In early 2006 Bankshares and its subsidiaries entered into salary continuation agreements with a select group of Company and subsidiary bank officers, including Mr. Rakes, Mr. Buchanan, Mr. Denardo and Mrs. Buhyoff. The Salary Continuation Plan benefits are funded by investments in bank subsidiary-owned life insurance policies on the lives of the participating officers. The officers and their beneficiaries are unsecured creditors of NBI and of NBB with respect to the benefits under the Salary Continuation Plan.

        Each of the salary continuation agreements provides an annual benefit for the participating officer at normal retirement age (age 65). In Mr. Rakes' case the benefit is equal to 30% of 2005 salary, adjusted for inflation. It is equal to 20% of 2005 salary, adjusted for inflation, for all other participants. The benefit is payable for the greater of 15 years or the officer's lifetime. If the officer dies before receiving the annual benefit for 15 years, the benefit is paid to their beneficiary for the remainder of that period. A reduced benefit is available upon the officer's early termination if they are 50 years of age or older, upon disability or upon a change in control of the officer's employer. "Early termination", "disability" and "change in control" are all defined in the salary continuation agreements. A death benefit that is equal in amount to the annual retirement benefit is paid to the officer's beneficiary for 15 years in the event of the officer's death while an active employee. No benefit is payable if the officer is terminated for cause, as that term is defined in the agreements.

        The salary continuation agreement with Mr. Rakes provides that he will receive annual payments of $106,268 beginning at normal retirement in 2009. The agreement with Mr. Buchanan calls for annual payments of $28,255 at normal retirement in 2016. Under his agreement, Mr. Denardo will be paid annual payments of $44,476 at his normal retirement in 2017. The salary continuation agreement with Mrs. Buhyoff provides for annual payments of $28,513 at normal retirement in 2013.

        Pension Benefits Table

        The following table provides additional information about the pension benefits from the National Bankshares, Inc. Retirement Income Plan and from the Officers' Salary Continuation Plan for Mr. Rakes, Mr. Buchanan, Mr. Denardo and Mrs. Buhyoff.

                             Pension Benefits Table
-------------------------------------------------------------------------------------------------------
        Name                Plan Name        Number of Years of    Present Value of    Payments During
                                              Credited Service   Accumulated Benefits  Last Fiscal Year
                                                     (#)                ($)(1)                ($)
------------------- ------------------------ ------------------ --------------------- -----------------
James G. Rakes      NBI Retirement Income            24                895,833                0
                    Officers' Salary                 n/a               256,609                0
                    Continuation
------------------- ------------------------ ------------------ --------------------- -----------------
J. Robert Buchanan  NBI Retirement Income             8                 65,006                0
                    Officers' Salary                 n/a                14,568                0
                    Continuation
------------------- ------------------------ ------------------ --------------------- -----------------
F. Brad Denardo     NBI Retirement Income            23                231,356                0
                    Officers' Salary                 n/a                20,755                0
                    Continuation
------------------- ------------------------ ------------------ --------------------- -----------------
Marilyn B. Buhyoff  NBI Retirement Income            19                280,797                0
                    Officers' Salary                 n/a                27,765                0
                    Continuation
------------------- ------------------------ ------------------ --------------------- -----------------

        (1) For the NBI Retirement Income Plan, based on 12/31/2006 disclosure assumptions: 6.00% interest, 1983 GAM Mortality. For the Officers Salary Continuation Plan, based on 2006 assumptions: 6.25% interest.

                              NOMINATING COMMITTEE

        National Bankshares, Inc. has a standing Nominating Committee that was chaired by Dr. Shuler in 2006. Dr. Miller, Mr. Peery and Mr. Reynolds served on the Committee. Each of these directors is independent, as that term is defined in the listing standards for the Nasdaq Stock Market. The Nominating Committee's sole function is to review and recommend nominees for the Board of Directors. A current copy of the Committee's Charter is available on the Company's web site at www.nationalbankshares.com. The Nominating Committee does not have a specific policy with regard to the consideration of any director candidates recommended by stockholders, because the Committee will evaluate all candidates for directors using the same criteria, regardless of the source of the referral. Stockholders wishing to refer director candidates to the Nominating Committee should do so in writing mailed by first class mail to the Committee, c/o

National Bankshares, Inc., P. O. Box 90002, Blacksburg, VA 24062-9002.

        In considering candidates for director, the Nominating Committee seeks individuals who meet the following minimum criteria. The candidate must be an individual of the highest character and integrity. He or she must be able to work well with others and must be free of any conflict of interest that would violate law or regulation or interfere with the proper performance of a director's responsibilities. The candidate should be willing to devote sufficient time to the business of the Board. Finally, he or she should have the capacity to represent the best interests of the stockholders as a whole in a balanced way. The Nominating Committee insures that the Board of Directors will have a sufficient number of independent directors to fill all Board and Committee positions that require independent directors. In addition, the Nominating Committee seeks directors who have good business experience as well as directors who have experience in academia and public service. The Committee looks for directors who are knowledgeable about and reside in the locations in which the Company and its subsidiaries do business and who have the ability and willingness to refer new business to the Company. Finally, the Nominating Committee seeks candidates who reflect the Company's belief that gender and ethnic diversity provide additional perspectives that are helpful to the Board of Directors.

        The Nominating Committee actively solicits the names of potential Board candidates from the directors and officers of Bankshares and, as stated here, will consider candidates suggested by stockholders. Information about potential candidates is sought from diverse sources, and the Nominating Committee compares the experience, expertise and personal qualities of the potential candidates with the experience, expertise, and personal qualities that are identified as being desirable for the Board of Directors at any given time.

                             AUDIT COMMITTEE REPORT

            During 2000, the Audit Committee of the Board of Directors developed a formal charter for the Committee, which was approved by the full Board on May 10, 2000. The Charter was amended on February 11, 2004. The Charter reflects standards set forth in Securities and Exchange Commission regulations and Nasdaq Stock Market Rules, and it is posted on the Company's web site at www.nationalbankshares.com.

            The Audit Committee monitors the integrity of the Bankshares financial reporting process and its systems of internal controls concerning finance, accounting and legal compliance. Each of the Audit Committee members satisfies the definition of an independent director as established in the listing standards for the Nasdaq Stock Market. Although each member of the Audit Committee has extensive business experience, the Committee has identified Dr. Lewis as the financial expert, because he has a background which involves financial oversight responsibilities. Dr. Lewis currently oversees the preparation of financial statements in his role as President of New River Community College. He previously served as the College's Chief Financial Officer.

            In discharging its oversight responsibility with regard to the audit process, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management, discussed with the independent auditors Yount, Hyde & Barbour the matters to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), received communications from the auditors as to their independence required by Independence Standards Board Standard No. 1 and discussed with them their independence.

            Based upon its review and discussions with management and Yount, Hyde & Barbour, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Bankshares Annual Report on Form 10-K for the year ended December 31, 2006, to be filed with the Securities and Exchange Commission.

            The following fees were paid to Yount, Hyde & Barbour, P.C., Certified Public Accountants & Management Consultants, for services provided to Bankshares for the years ended December 31, 2006 and December 31, 2005. The Audit Committee determined that the provision of non-audit services by Yount, Hyde & Barbour P.C. did not compromise the firm's ability to maintain its independence.

            Principal Accounting Fees and Services

                            2006                   2005
                   ---------------------- ---------------------
                      Fees    Percentage     Fees    Percentage
                   ---------- ----------- ---------- ----------

Audit fees           $76,000         71%     89,400       78%
Audit-related fees    26,000         24%     18,348       16%
Tax fees               2,500          5%      7,350        6%
                   ---------- ----------- ---------- ----------
                    $107,500        100%   $115,098      100%
                   ========== =========== ========== ==========

            Audit fees: Audit and review services and review of documents filed with the SEC.

            Audit-related fees: Employee benefit plan audits, accounting assistance with proposed acquisitions and consultation concerning financial accounting and reporting standards.

            Tax fees: Preparation of federal and state tax returns, review of quarterly estimated tax payments and consultation concerning tax compliance issues.

            The Audit Committee meets in advance and specifically approves of the provision of all services of Yount, Hyde & Barbour, P.C.

        Members of the Audit Committee: J. R. Stewart, Chairman, L. J. Ball,
J. H. Harry and J. M. Lewis.

                              SELECTION OF AUDITORS

            The Board of Directors has selected the firm of Yount, Hyde & Barbour, P.C. to perform an independent audit of Bankshares and its subsidiaries for fiscal year 2007.

            A representative of Yount, Hyde & Barbour, P.C. is expected to be present at the Annual Meeting of Stockholders. That representative will have the opportunity to make a statement at the meeting and will be available to respond to appropriate questions.

                            EXPENSES OF SOLICITATION

            The cost of solicitation of proxies will be borne by Bankshares. In addition to solicitations by mail, directors, officers and regular employees of NBI, NBB and NBFS may solicit proxies personally or by telephone, telegraph, facsimile, or other electronic means without additional compensation. It is contemplated that brokerage houses and nominees will be requested to forward proxy solicitation material to the beneficial owners of the stock held of record by such persons, and Bankshares may reimburse them for their charges and expenses in this connection.

                           2008 STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials of Bankshares for the 2008 Annual Meeting of Stockholders, a stockholder proposal intended to be presented at the Meeting must be delivered to Bankshares' headquarters at 101 Hubbard Street, Blacksburg, Virginia, 24060, or received by mail at P.O. Box 90002, Blacksburg, Virginia 24062-9002, no later than November 13, 2007. Bankshares' bylaws provide that a stockholder must give timely advance notice in writing to the President, James G. Rakes, in order to bring business before an Annual Meeting of Stockholders. To bring business before the 2008 Annual Meeting, a stockholder notice must be delivered to 101 Hubbard Street, Blacksburg, 24060, or received by mail at P.O. Box 90002, Blacksburg, Virginia 24062-9002 no sooner than January 9, 2008 and no later than February 8, 2008.

                                 OTHER BUSINESS

            All properly executed proxies received by Bankshares will be voted at the Annual Meeting following the instructions contained in the proxies.

            The Board of Directors does not know of any other matters to be presented for action at the Annual Meeting other than those listed in the Notice of Meeting and referred to in this Proxy Statement. The enclosed proxy does, however, give authority to the persons named in the proxy to use their discretion to vote on any other matters that may properly come before the meeting, and it is the intention of the persons named in the proxy to use their judgment if they are called upon to vote on any matter of this type.


                       BY ORDER OF THE BOARD OF DIRECTORS
                       /s/ Marilyn B. Buhyoff

                      Marilyn B. Buhyoff
                      Secretary and Counsel

Blacksburg, Virginia
March 14, 2007

A COPY OF BANKSHARES' ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: MARILYN B. BUHYOFF, SECRETARY AND COUNSEL, NATIONAL BANKSHARES, INC., P.O. BOX 90002, BLACKSBURG, VIRGINIA 24062-9002.

                            NATIONAL BANKSHARES, INC.
                               101 Hubbard Street
                              Blacksburg, VA 24060
                                 P.O. Box 90002
                            Blacksburg, VA 24062-9002



                                      PROXY
================================================================================

                       THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Lindsay Coleman, of Blacksburg, Virginia and Howard H. Hale of Bluefield, West Virginia, or each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of National Bankshares, Inc. held of record by the undersigned on March 1, 2007, at the Annua Meeting of Stockholders to be held on April 10, 2007, or at any adjournments thereof.

================================================================================


1.    Election of Directors

      _____ FOR all nominees listed below      _____ WITHHOLD AUTHORITY
            (except as marked to the                 to vote for all
            contrary below)                          nominees listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

                                Jack W. Bowling
                                 Jack M. Lewis
                                James G. Rakes

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1 set forth above.

      The undersigned acknowledges receipt of the Proxy Statement dated March 14, 2007.

      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If partnership, please sign in partnership name by authorized person.



      -------------------------------------------       ----------------
      Signature                                         Date:



      --------------------------------------------      ----------------
       Signature if held jointly                         Date:


                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
               PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.